                                           THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
                                           (Amounts in Millions Except Per Share Amounts)
                                                 Consolidated Earnings Information

                                            ---------------------------------------------------------------------------------------
                                                                            Three Months Ended September 30
                                            ---------------------------------------------------------------------------------------
                                                              % Change      Earnings          % Change                     % Change
                                                                Versus      Before              Versus          Net          Versus
                                            Net Sales         Year Ago      Income Taxes      Year Ago     Earnings        Year Ago
                                            ---------------------------------------------------------------------------------------
FABRIC & HOME CARE                          $   3,132               9%             $ 809           22%        $ 547             22%
BABY AND FAMILY CARE                            2,426               5%               400           10%          241              8%
BEAUTY CARE                                     3,123              27%               804           25%          548             23%
HEALTH CARE                                     1,410              20%               275           31%          196             40%
SNACKS AND BEVERAGES                              822               3%               122            8%           91             23%
                                            ---------------------------------------------------------------------------------------
    TOTAL BUSINESS SEGMENT                     10,913              13%             2,410           21%        1,623             22%
CORPORATE (excluding restructuring costs)        (112)             n/a              (121)          n/a          (46)            n/a
                                            ---------------------------------------------------------------------------------------
    TOTAL COMPANY - CORE                       10,801              11%             2,289           18%        1,577             18%
RESTRUCTURING COSTS                                (5)             n/a              (151)          n/a         (113)            n/a
                                            --------------------------------------------------------------------------------------
    TOTAL COMPANY - REPORTED                $  10,796              11%           $ 2,138           31%       $1,464             33%
                                            ======================================================================================



                                                                    JULY - SEPTEMBER NET SALES INFORMATION
                                                                        (Percent Change vs. Year Ago) **

                                             Volume
                                -------------------------------
                                        With           Without
                                Acquisitions/     Acquisitions/                                                Total    Total Impact
                                Divestitures      Divestitures           FX        Price     Mix/Other       Impact           Ex-FX
                                ----------------------------------------------------------------------------------------------------
FABRIC AND HOME CARE                     11%               12%           1%           0%           -3%           9%              8%
BABY AND FAMILY CARE                      6%                6%           1%          -3%            1%           5%              4%
BEAUTY CARE                              32%               10%           2%          -1%           -6%          27%             25%
HEALTH CARE                              19%               19%           1%           1%           -1%          20%             19%
SNACKS AND BEVERAGES                      4%                4%           2%          -2%           -1%           3%              1%
   TOTAL COMPANY (CORE)                  13%               10%           1%          -1%           -2%          11%             10%


** These sales percentage changes are approximations based on quantitative formulas that are consistently applied.

                                   THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
                                   (Amounts in Millions Except Per Share Amounts)
                                         Consolidated Earnings Information

                                                  ----------------------------------------------------------------
                                                                            JAS QUARTER
                                                  ----------------------------------------------------------------
                                                                                          W/O Restructuring Chgs
                                                    JAS 02       JAS 01     % CHG     JAS 02       JAS 01    % CHG
                                                  --------      -------     -----   --------      -------    -----
NET SALES                                         $ 10,796      $ 9,766      11 %   $ 10,801      $ 9,742     11 %
 COST OF PRODUCTS SOLD                               5,489        5,111       7 %      5,406        4,991      8 %
                                                  --------      -------             --------      -------
GROSS MARGIN                                         5,307        4,655      14 %      5,395        4,751     14 %
 MARKETING, RESEARCH &  ADMINISTRATION               3,128        2,893       8 %      3,065        2,679     14 %
                                                  --------      -------             --------      -------
OPERATING INCOME                                     2,179        1,762      24 %      2,330        2,072     12 %
 TOTAL INTEREST EXPENSE                                144          157                  144          157
 OTHER NON-OPERATING INCOME, NET                       103           22                  103           22
                                                  --------      -------             --------      -------
EARNINGS BEFORE INCOME TAXES                         2,138        1,627      31 %      2,289        1,937     18 %
 INCOME TAXES                                          674          523                  712          595
                                                  --------      -------             --------      -------
NET EARNINGS                                      $  1,464      $ 1,104      33 %    $ 1,577      $ 1,342     18 %
                                                  ========      =======              =======      =======

EFFECTIVE TAX RATE                                  31.5 %       32.1 %               31.1 %       30.7 %



PER COMMON SHARE:
 BASIC NET EARNINGS                               $   1.10     $   0.83      33 %   $   1.19     $   1.01     18 %
 DILUTED NET EARNINGS                             $   1.04     $   0.79      32 %   $   1.12     $   0.96     17 %
 DIVIDENDS                                        $   0.41     $   0.38             $   0.41     $  0.38
AVERAGE DILUTED SHARES OUTSTANDING                 1,407.3      1,400.8              1,407.3      1,400.8


                                                                         Basis Pt                         Basis Pt
COMPARISONS AS A % OF NET SALES                                               Chg                              Chg
-------------------------------                                          --------                         --------
 COST OF PRODUCTS SOLD                              50.8 %       52.3 %               50.0 %       51.2 %
 GROSS MARGIN                                       49.2 %       47.7 %       150     50.0 %       48.8 %      120
 MARKETING, RESEARCH &  ADMINISTRATION              29.0 %       29.6 %       (60)    28.4 %       27.5 %       90
 OPERATING MARGIN                                   20.2 %       18.0 %       220     21.6 %       21.3 %       30
 EARNINGS BEFORE INCOME TAXES                       19.8 %       16.7 %               21.2 %       19.9 %
 NET EARNINGS                                       13.6 %       11.3 %               14.6 %       13.8 %

               THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
                           (Amounts in Millions)
                    Consolidated Cash Flows Information


                                                                  Three Months Ended September 30
                                                                  -------------------------------
                                                                          2002           2001
                                                                  -------------------------------
OPERATING ACTIVITIES
    NET EARNINGS                                                      $  1,464        $  1,104
    DEPRECIATION AND AMORTIZATION                                          410             382
    DEFERRED INCOME TAXES                                                  142              78
    CHANGES IN:
        ACCOUNTS RECEIVABLE                                                (44)            (96)
        INVENTORIES                                                       (105)           (273)
        ACCOUNTS PAYABLE, ACCRUED AND OTHER LIABILITIES                    (15)            269
        OTHER OPERATING ASSETS & LIABILITIES                                65            (342)
    OTHER                                                                   93             207
                                                                  ------------    ------------
  TOTAL OPERATING ACTIVITIES                                             2,010           1,329
                                                                  ------------    ------------
CAPITAL EXPENDITURES                                                      (281)           (352)
                                                                  ------------    ------------
FREE CASH FLOW BEFORE DIVIDENDS                                       $  1,729        $    977
                                                                  ============    ============


               THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
                           (Amounts in Millions)
                  Consolidated Balance Sheet Information

                                                                  September 30,       June 30,
                                                                      2002             2002
                                                                  -------------   ------------
CASH AND CASH EQUIVALENTS                                             $  4,703        $  3,427
INVESTMENTS SECURITIES                                                     186             196
ACCOUNTS RECEIVABLE                                                      3,110           3,090
TOTAL INVENTORIES                                                        3,559           3,456
OTHER                                                                    2,005           1,997
                                                                  ------------    ------------
TOTAL CURRENT ASSETS                                                    13,563          12,166

NET PROPERTY, PLANT AND EQUIPMENT                                       13,049          13,349
NET GOODWILL AND OTHER INTANGIBLE ASSETS                                13,395          13,430
OTHER NON-CURRENT ASSETS                                                 1,843           1,831
                                                                  ------------    ------------
TOTAL ASSETS                                                          $ 41,850        $ 40,776
                                                                  ============    ============


ACCOUNTS PAYABLE                                                      $  2,015        $  2,205
ACCRUED AND OTHER LIABILITIES                                            4,997           5,330
TAXES PAYABLE                                                            1,860           1,438
DEBT DUE WITHIN ONE YEAR                                                 4,199           3,731
                                                                  ------------    ------------
TOTAL CURRENT LIABILITIES                                               13,071          12,704

LONG-TERM DEBT                                                          11,263          11,201
OTHER                                                                    3,277           3,165
                                                                  ------------    ------------
TOTAL LIABILITIES                                                       27,611          27,070
                                                                  ------------    ------------

                                                                  ------------    ------------
TOTAL SHAREHOLDERS' EQUITY                                              14,239          13,706
                                                                  ------------    ------------

                                                                  ------------    ------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                              $ 41,850        $ 40,776
                                                                  ============    ============